[_________] Shares

AIR INDUSTRIES GROUP

Common Stock

UNDERWRITING AGREEMENT

[________], 2017

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

as Representative of the several

Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Air Industries Group, a Nevada corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to Roth Capital Partners, LLC (“Roth”) and the other underwriters named on Schedule I hereto (the “Underwriters”), for whom Roth is acting as representative (the “Representative”), an aggregate of [_________] shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional [_________] shares (the “Option Shares”) of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus (as hereinafter defined), as soon after the Effective Date (as hereinafter defined) and the date of this Agreement as the Representative deems advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus (as hereinafter defined), and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended if the Company furnishes amendments thereto to the Underwriters).

1.                  Sale, Purchase, Delivery and Payment for the Shares and the Representative’s Securities. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)               The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[___] per share (which, for the avoidance of doubt, equals 93% of the per Firm Share public offering price) (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

(b)               The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Firm Shares Closing Date an option (“Representative’s Warrant”) for the purchase of an aggregate of [_____] shares of Common Stock, representing 5% of the Firm Shares (which, for avoidance of doubt, excludes the Option Shares). The Representative’s Warrant, in the form attached hereto as Exhibit A (the “Representative’s Warrant”), shall be exercisable, in whole or in part, commencing on a date which is one (1) year after the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per share of Common Stock of $[___] (120% of the per Firm Share public offering price). The Representative’s Warrant and the shares of Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Securities and other items of value constituting underwriter compensation, as defined therein (“Underwriter Compensation”) during the one hundred eighty (180) days after the Effective Date and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant, or any portion thereof, or any other Underwriter Compensation or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Effective Date to anyone other than (i) an Underwriter or a selected dealer in connection with the offering, or (ii) a bona fide officer or partner of any of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

(c)               The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as hereinafter defined), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or facsimile notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least one business day before the Option Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(d)               Payment of the purchase price, and delivery of certificates, for the Firm Shares and for the Representative’s Warrant, shall be made at the offices of Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, at 10:00 a.m. New York City time, on the third business day following the date of this Agreement or, if the Shares are priced after 4:30 p.m. New York City time as contemplated by Rule 15c6-1c under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on the fourth business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(e)               Payment for the Shares to be purchased on the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Shares to be purchased on such Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct. If requested, the certificates for the Shares will be made available for inspection and packaging by the Representative at the office of DTC or its designated custodian not later than 1:00 p.m. New York City time, on the business day prior to the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be.

2.             Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a)               The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-217582), including any related prospectus or prospectuses, for the registration of the Shares and the Representative’s Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Rules”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Rules. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Rules (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Rules, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [__________], 2017, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Statutory Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Unless otherwise stated herein, any reference herein to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-1 under the Securities Act, which were filed under the Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend” or “amendment” with respect to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement, any such Preliminary Prospectus, Statutory Prospectus or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b)               When the Registration Statement or any amendment thereof was or is declared effective and as of the date of the most recent amendment to the Registration Statement, it (i) complied or will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules) and when any amendment thereof was first filed with the Commission, such Preliminary Prospectus as amended complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules), when any amendment thereof was first filed with the Commission and as of the Firm Shares Closing Date and each Option Shares Closing Date (if any), such Prospectus complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the statements regarding the name and the corresponding share amounts set forth in the second paragraph under the caption “Underwriting (Conflict of Interest)” in the Prospectus (collectively, the “Underwriter Information”).

(c)               As of the Applicable Time (as hereinafter defined), as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus when considered together with the Statutory Prospectus included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule II hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [____] a.m. (New York City time) on the date of this Underwriting Agreement.

“General Disclosure Package” means the Statutory Prospectus and each Issuer Free Writing Prospectus identified on Schedule II hereto as included in the General Disclosure Package, together with the price to public and number of shares offered and sold as indicated on the cover of the Prospectus.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(d)               The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any amendments thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b) of the Rules. Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(e)               All documents filed as exhibits to the Registration Statement, including those incorporated by reference therein from reports filed by the Company pursuant to Section 13(a) of the Exchange Act or registration statements filed pursuant to the Securities Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(f)                Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative in writing and has promptly amended or will promptly amend, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g)               The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(h)               The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the General Disclosure Package, the Registration Statement, the Statutory Prospectus and Prospectus (the “Company Financial Statements”) present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved.

(i)                 Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (the “Auditor”) whose reports are filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus are and, during the periods covered by their reports, were independent registered public accountants as required by the Securities Act and the Rules.

(j)                 The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted and as described in the General Disclosure Package, the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties. All of the issued shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever except as otherwise disclosed in the Prospectus. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the assets, properties, condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(k)               The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, including as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not be material to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws and as required by FINRA and the NYSE MKT, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(l)                 (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) for the Shares and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules.

(m)             The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business. Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(n)               The Company and each of its subsidiaries has good and marketable title to all real property, and good and valid title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or as are disclosed in the Prospectus. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or as are disclosed in the Prospectus.

(o)               Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, (i) there has not been any event which would reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) except as disclosed in the Registration Statement, issued any securities other than upon the exercise of options or warrants or pursuant to the Company’s 2013 Equity Incentive Plan, 2015 Equity Incentive Plan or 2016 Equity Incentive Plan, or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business consistent with past practice, (B) entered into any material transaction not in the ordinary course of business consistent with past practice or (C), except as disclosed in the Registration Statement, declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(p)               There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any of its subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge after reasonable investigation, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or any subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would be material to the Company and its subsidiaries taken as a whole.

(q)               The statistical and market related data included in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(r)                Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under (except for such defaults as have been waived), and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to be material to the Company and its subsidiaries taken as a whole.

(s)                This Agreement has been duly authorized, executed and delivered by the Company, and the Representative’s Warrant has been duly authorized, and will be executed and delivered by the Company on the Firm Shares Closing Date.

(t)                 Neither the execution, delivery and performance of this Agreement, the Representative’s Warrant by the Company nor the consummation of any of the transactions contemplated hereby, including, without limitation, the issuance and sale by the Company of the Shares and the Representative’s Warrant, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(u)               The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus. The certificates evidencing the Shares and the Representative’s Securities are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock and Series A Convertible Preferred Stock have been duly and validly issued and are fully paid and non-assessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock or Series A Convertible Preferred Stock of the Company or any of its subsidiaries or any such rights pursuant to its Articles of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares and the Representative’s Securities to be sold by the Company have been duly authorized and, when issued and sold pursuant to this Agreement, or the Representative’s Warrant, as the case may be, will be duly and validly issued, fully paid and non-assessable and none of them will be subject to, or issued in violation of, any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company (or committees thereof) in compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company Financial Statements in accordance with GAAP, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Common Stock, the Series A Convertible Preferred Stock, the Shares and the Representative’s Securities conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Statutory Prospectus and the Prospectus.

(v)               No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the Effective Date. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III hereto has delivered to the Representative an enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

(w)             There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate be material to the Company and its subsidiaries taken as a whole; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(x)               All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Representative’s Warrant and the issuance and sale of the Shares and the Representative’s Securities by the Company.

(y)               Neither the Company nor any of its subsidiaries is involved in any labor dispute and, to the knowledge of the Company, is any such dispute threatened, which dispute could be material to the Company and its subsidiaries taken as a whole. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would be material to the Company and its subsidiaries taken as a whole. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could be material to the Company and its subsidiaries taken as a whole and has no reason to believe that such officers will not remain in the employment of the Company.

(z)               No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus.

(aa)            The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(bb)           The Company and each of its subsidiaries has filed (or filed an extension of time within which to file) all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due. There are no tax audits or investigations pending, which if adversely determined would be material to the Company and its subsidiaries taken as a whole; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(cc)            The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or listing on the NYSE MKT, nor has the Company received any notification that the Commission or the NYSE MKT is contemplating terminating such registration or listing.

(dd)           The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the liabilities and results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ee)            The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ff)              Except as disclosed in the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

(gg)           Based on the evaluation of its disclosure controls and procedures as of the most recent evaluation date, except as described in the Statutory Prospectus and the Prospectus, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or any subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s or its subsidiaries’ internal controls.

(hh)           Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(ii)              Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources of the Company and its subsidiaries taken as a whole.

(jj)              The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the NYSE MKT and the audit committee has adopted a charter that satisfies the requirements of the NYSE MKT.

(kk)           There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(ll)              The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as it believes is appropriate in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any material insurance coverage which it has sought or for which it has applied.

(mm)      Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Representative’s Warrant and the consummation of the transactions herein and therein contemplated required to be obtained or performed by the Company has been obtained or made and is in full force and effect.

(nn)           There are no affiliations with FINRA among the Company’s officers, directors or, to the knowledge of the Company after reasonable investigation and due inquiry, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or the Prospectus or otherwise disclosed in writing to the Representative prior to the date of this Agreement.

(oo)           The Company is not a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, to the Company’s knowledge, does not expect to become a PFIC for the year ending December 31, 2016 or any future year.

(pp)           (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in material compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(qq)           The Company has reasonably concluded there are no costs and liabilities associated with Environmental Laws applicable to the Company and its subsidiaries, (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, be material to the Company and its subsidiaries taken as a whole.

(rr)              The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ss)             Neither the Company nor any subsidiary or any other person associated with or acting on behalf of the Company or any subsidiary including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(tt)              The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company after reasonable investigation and due inquiry, threatened.

(uu)           Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company after reasonable investigation and due inquiry, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv)           Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of capital stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ww)       The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(xx)           None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 4(a) below.

(yy)           No payment has been made by the Company or its subsidiaries, or by any person authorized to act on their behalf, to any person in connection with any contracts with any governmental entity or regulatory agency (“Government Contracts”), in violation of applicable procurement laws or regulations. The Company’s and its subsidiaries’ cost accounting and procurement systems with respect to Government Contracts are in compliance in all material respects with all applicable governmental regulations and requirements. With respect to each Government Contract: (i) the Company and each subsidiary have complied with all material terms and conditions of such Government Contract, including all clauses, provisions and requirements incorporated expressly, by reference or by operation of law therein; (ii) the Company and each such subsidiary have complied with all material requirements of applicable laws pertaining to such Government Contract; (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract were complete and correct in all material respects as of their effective date, and the Company and each subsidiary have complied in all material respects with all such representations and certifications; (iv) neither the United States government nor any prime contractor, subcontractor or other person has notified the Company or any subsidiary, either orally or in writing, that the Company or such subsidiary has breached or violated any applicable law, or any material certification, representation, clause, provision or requirement pertaining to such Government Contract; and (v) no termination for convenience, termination for default, cure notice or show cause notice is in effect as of the date hereof pertaining to any Government Contract. Neither the Company nor any of its subsidiaries nor any of their respective directors, officers or employees is (or during the last three (3) years has been) under administrative, civil or criminal investigation, or indictment or audit by any governmental authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract (other than routine Defense Contract Audit Agency audits, in which no such irregularities, misstatements or omissions were identified). During the last three (3) years, neither the Company nor any of its subsidiaries has conducted or initiated any internal investigation or made a voluntary disclosure to the United States government, with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract. There are no outstanding claims against the Company or any subsidiary, either by the United States government or by any prime contractor, subcontractor, vendor or other third party, arising under or relating to any Government Contract. There are no disputes between the Company or any subsidiary and the United States government under the Contract Disputes Act or any other statute or between the Company or any subsidiary and any prime contractor, subcontractor or vendor arising under or relating to any Government Contract. Neither the Company nor any subsidiary nor, to the Company’s knowledge, any of its or the subsidiary’s directors, officers or employees is (or during the last three (3) years has been) suspended or debarred from doing business with the United States government or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for United States government contracting. There is no suit or investigation pending and, to the Company’s knowledge, no suit or investigation threatened against the Company or any subsidiary with respect to any Government Contract.

(zz)            The Company and each of its subsidiaries are in compliance in all material respects with all applicable laws, regulations or other requirements of the U.S. Federal Aviation Administration, the European Aviation Safety Agency and similar aviation regulatory bodies (collectively, “Aviation Laws”). Neither the Company nor any of its subsidiaries has received any written, or to the knowledge of the Company, other notice of a failure to comply in all material respects with applicable Aviation Law.

(aaa)        Without limiting any of the other representations and warranties contained in this Agreement, the Company and each of its subsidiaries have not violated in any material respect and is in compliance in all material respects with all applicable laws. Neither the Company nor any of its subsidiaries has received any notice to the effect that, or otherwise been advised that, it is not in material compliance with any laws, and the Company has no reason to anticipate that any existing circumstances are likely to result in a material violation of any law.

3.             Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)               Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)               No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules) shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)               The representations and warranties of the Company contained in this Agreement shall be true and correct, and the representations and warranties of the Company contained in the certificates delivered pursuant to Section 3(d) shall be true and correct in all material respects, when made and on and as of each Closing Date as if made on such date (provided, that each representation and warranty that contains a materiality qualifier shall be true and correct in all respects). The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(d)               The Representative shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when made and are true and correct as of such Closing Date (provided, that each representation and warranty that contains a materiality qualifier shall be true and correct in all respects); (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) (1) as of the Effective Date the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) as of the date thereof or as of the date hereof the Prospectus did not contain and does not contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) as of the Applicable Time, neither (x) the General Disclosure Package, nor (y) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole.

(e)               The Representative shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Underwriters and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)                The Representative shall have received on each Closing Date from Eaton & Van Winkle LLP, counsel for the Company, an opinion and negative assurance letter, addressed to the Underwriters and dated such Closing Date, substantially in the form attached hereto as Exhibit C (which shall be subject to customary assumptions, exceptions, limitations and qualifications).

(g)               The Representative shall have received on each Closing Date from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriters, an opinion, addressed to the Representative and dated such Closing Date, with respect to such matters as the Representative may reasonably require, and the Company shall have furnished or provided access to such counsel such documents as they request for enabling them to pass upon such matters.

(h)               All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel.

(i)                 The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto.

(j)                 The Company shall have delivered to the Representative executed copies of the Representative’s Warrant.

(k)               The Shares shall have been approved for listing on the NYSE MKT, subject only to official notice of issuance.

(l)                 The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any subsidiary or any material change in the indebtedness (other than in the ordinary course of business consistent with past practice) of the Company or any of its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company or its subsidiaries that is not in the ordinary course of business consistent with past practice or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company or any subsidiary shall have been sustained that had or could reasonably be expected to be material to the Company or any subsidiary, (iv) no legal or governmental action, suit or proceeding affecting the Company, any of its subsidiaries or any of their respective properties that is material to the Company or any of its subsidiaries or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’s judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

(m)             The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, and the obligation of the Underwriters to purchase the Firm Shares or Option Shares, as the case may be, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Date, and, except for an intentional or willful breach of this Agreement, such termination shall be without liability of any party to any other party except as provided in Section 4(b); provided, however, that Sections 4(b), 5, 6, 7 and 9 shall survive any such termination and remain in full force and effect.

4.                  Covenants and other Agreements of the Company and the Underwriters.

  (a)            The Company covenants and agrees as follows:

(i)           The Company will use its reasonable best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Preliminary Prospectus and Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)        The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or the Representative’s Warrant for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment to which the Representative reasonably objects. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)      If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)       If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)         The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules.

(vi)       The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) (if requested) and to each other Underwriter, without charge, a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof as the Representative may reasonably request. If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)    The Company shall cooperate with the Representative and its counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall use its reasonable best efforts to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)  The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)       Without the prior written consent of the Representative, for a period of 90 days after the Effective Date, the Company shall not (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of common stock, except for: (i) the issuance of the Shares and Representative’s Warrant pursuant to this Agreement, (ii) the issuance of shares pursuant to the Company’s existing stock option plan, stock purchase plan or bonus plan as described in the Registration Statement and the Prospectus; (iii) the issuance of shares pursuant to outstanding warrants and the vesting of restricted stock awards or units as described in the Registration Statement and the Prospectus; and (iv) the issuance of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, in connection with any merger or acquisition of securities, businesses, property or other assets or strategic investment (including any joint venture, strategic alliance, partnership, equipment leasing arrangement or debt financing) as long as the aggregate number of shares of Common Stock issued or issuable does not exceed 5% of the number of shares outstanding immediately after the issuance and sale of the shares of Common Stock pursuant to this Agreement and each recipient of any such shares executes and delivers to the Representative on the closing date of such acquisition or strategic investment a Lock-Up Agreement and agrees to be bound by the restrictions contained therein during such 90-day period. The Company represents and warrants that each director, officer and holder of five percent (5%) or more of Common Stock shall be subject to lockup restrictions in the form set forth on Exhibit B attached hereto and covenants and agrees that it shall impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares in violation thereof until the end of the applicable period.

(x)         The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the 90-day restricted period referred to in Section 4(a)(ix) hereof.

(xi)       On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NYSE MKT (including any required registration under the Exchange Act).

(xii)    Prior to the Closing Date, the Company shall not issue any press release or other communications directly or indirectly and shall not hold no press conference with respect to the Company or its subsidiaries, or to the condition (financial or otherwise) or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xiii)  The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(b)               The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares and the Representative’s Warrant to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) inclusion of the Shares for listing on the NYSE MKT; (vi) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters; (vii) the reasonable filing fees and reasonable fees and disbursements of underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Shares or the Representative’s Warrant; (viii) all fees and disbursements of counsel for the Underwriters in connection with the purchase and sale of the Shares and Representative’s Warrant and the transactions contemplated hereby not to exceed, together with clauses (iii) and (vii), $150,000; and (ix) all reasonable and documented out of pocket expenses incurred by the Representative in connection with this Agreement and the transactions contemplated hereby; provided that in no event shall the Company be obligated to reimburse the Underwriters for more than $180,000 in the aggregate, including the fees and disbursements of its counsel (whether described under clauses (iii), (vii) or (viii) or otherwise).

(c)               The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

(d)               If requested by the Representative, the Company will prepare a final term sheet relating to the Shares, containing only information that describes the final terms of the Shares and otherwise in a form consented to by the Representative, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established. Any such final term sheet shall be an Issuer Free Writing Prospectus for purposes of this Agreement.

(e)               The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433 and (b) contains only information describing the preliminary terms of the Shares or their offering.

5.                  Indemnification.

(a)               The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof thereto (or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”)) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy or breach of any representations or warranties of the Company contemplated in this Agreement or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under applicable law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or such amendment thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information, and further provided that the Company shall not be liable to any Underwriter to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted solely and directly from a failure to act, undertaken or omitted to be taken by any Underwriter through its gross negligence or willful misconduct in failing to deliver a Prospectus prepared by the Issuer that corrects any material misstatement or omission included in the Preliminary Prospectus, Statutory Prospectus, Registration Statement or Issuer Free Writing Prospectus). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)               Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares purchased by such Underwriter hereunder.

(c)               Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served; provided, however, that the failure to notify the indemnifying party shall not relieve such indemnifying party from any liability it may have under this Section 5, except solely to the extent it has been materially and adversely prejudiced by such failure and has forfeited substantive defenses that would otherwise be available; provided further, however, that the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but, except as provided above (or under the circumstances of clauses (i) – (iii) below), the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to diligently assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of one such separate counsel shall be at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

6.                  Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter’s obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.                  Termination.

(a)               In addition to Section 3 hereof, this Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) in the judgment of the Representative, there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the judgment of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or the NYSE MKT or trading generally on the NYSE MKT, the New York Stock Exchange or the NASDAQ Stock Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the reasonable judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)               If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter (other than in the event of an intentional or willful breach of this Agreement by the Company), and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (including Section 3 or 4 hereof) or pursuant to Section 7(a), the Company shall promptly reimburse the Underwriters for their reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

8.                  Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the Firm Shares Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

9.                  Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6, 7 and 9 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or facsimile if subsequently confirmed in writing, (a) if to the Representative, c/o Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, telecopy number: (949) 720-7227, Attention: Equity Capital Markets with a copy to Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, NY 10036, Attention: Jonathan J. Russo, Esq., Facsimile: 212-858-1500 and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, NY 10016, Attention: Vince McGill, Esq., Facsimile: 212-644-3601.

The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Underwriter each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

The Section headings herein are for convenience only and shall not affect the construction hereof.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

AIR INDUSTRIES GROUP

By: __________________________________
Name:
Title:

Confirmed:

ROTH CAPITAL PARTNERS, LLC

Acting severally on behalf of itself

and as representative of the several

Underwriters named in Schedule I annexed hereto.

By:          ROTH CAPITAL PARTNERS, LLC

By: ___________________________________

Name:

Title:

[Signature Page to the Underwriting Agreement]

SCHEDULE I

Name	Number of Firm Shares to Be Purchased From the Company
Roth Capital Partners, LLC	[_______]

Total	[_______]

S-I-1

SCHEDULE II

Issuer Free Writing Prospectuses included in the General Disclosure Package:

None.

S-II-1

SCHEDULE III

Lock-up Signatories

Michael N. Taglich

Peter D. Rettaliata

Seymour G. Siegel

Robert F. Taglich

David  J. Buonanno

Robert C. Schroeder

Michael Brand

Michael E. Recca

S-III-1

EXHIBIT A

Form of Representative’s Warrant

NEITHER THE ISSUANCE AND SALE OF THIS PURCHASE WARRANT NOR THE SECURITIES INTO WHICH THIS PURCHASE WARRANT ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, IS AVAILABLE.

PURSUANT TO FINRA RULE 5110(G)(1), THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT FOR A PERIOD OF 180 DAYS IMMEDIATELY FOLLOWING THE EFFECTIVE DATE EXCEPT AS PROVIDED HEREIN AND THIS PURCHASE WARRANT WILL NOT BE EXERCISABLE MORE THAN FIVE YEARS FROM THE EFFECTIVE DATE PURSUANT TO FINRA RULE 5110(F)(2)(G)(I).

THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES TO COMPLY WITH ALL TERMS, CONDITIONS AND OBLIGATIONS OF A HOLDER UNDER THIS PURCHASE WARRANT.

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO [_______], 2018. VOID AFTER 5:00 P.M., EASTERN TIME, [_______], 2022.

COMMON STOCK PURCHASE WARRANT

For the Purchase of [_________] Shares of Common Stock
of
AIR INDUSTRIES GROUP

1.       Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf of [___________] (“Holder”), as registered owner of this Purchase Warrant, to Air Industries Group, a Nevada corporation (the “Company”), Holder is entitled, at any time or from time to time from [________], 2018 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, [________], 2022 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [________] shares of common stock of the Company, par value $0.001 per share (the “Shares”), subject to adjustment as provided in Section 5 hereof. This Purchase Warrant will not be exercisable more than five years from the Effective Date pursuant to FINRA Rule 5110(f)(2)(G)(i). If the Expiration Date is a day on which banking institutions in the State of New York are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Warrant is initially exercisable at $[___] per Share (120% of the price of the Shares sold in the offering); provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context. All capitalized terms used herein but not defined shall have the meanings given to them in the Underwriting Agreement dated as of [___________], 2017 by and among the Company and the underwriters party thereto.

2.            Exercise.

2.1       Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto (the “Exercise Notice”) must be duly executed and completed and delivered to the Company, and payment of the Exercise Price for the Shares being purchased payable by a check payable to the order of the Company or cash by wire transfer of immediately available funds to an account designated by the Company. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire. Notwithstanding anything to the contrary, the Holder shall not be required to deliver the original of this Purchase Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Shares shall have the same effect as cancellation of the original of this Purchase Warrant and issuance of a new Purchase Warrant evidencing the right to purchase the remaining number of Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Shares shall have the same effect as cancellation of the original of this Purchase Warrant after delivery of the Shares in accordance with the terms hereof.

2.2       Delivery of Shares. On or before the third (3rd) Trading Day following the later of (i) the date on which the Company has received an Exercise Notice or (ii) the date on which the Company receives payment of the Exercise Price (which shall not apply for cashless exercises pursuant to Section 2.3 below), the Company shall transmit an acknowledgment of confirmation of receipt of such Exercise Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the fifth (5th) Trading Day following the later of (i) the date on which the Company has received such Exercise Notice or (ii) the date on which the Company receives payment of the Exercise Price (such later date, the “Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/ Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon the later of (i) the date on which the Company has received the Exercise Notice or (ii) the date on which the Company receives the Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Warrant has been exercised, irrespective of the date such Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Shares (as the case may be). Notwithstanding the foregoing, if a Holder has not received certificates for all Shares prior to the tenth (10th) business day after the Delivery Date with respect to an exercise of any portion of this Warrant for any reason, then Holder shall have the right, but not the obligation, at any time thereafter until receipt of all the Shares relating to the Exercise Notice, to rescind the Exercise Notice by providing notice to the Company (the “Rescission Notice”). Upon delivery of a Rescission Notice to the Company, the Holder shall regain the rights of a Holder of this Warrant with respect to such unexercised portions of this Warrant and the Company shall, as soon as practicable, return such unexercised Warrant to the Holder or, if the Warrant has not been surrendered, adjust its records to reflect that such portion of this Warrant has not been exercised. For the purposes of this Section 2.2, “Trading Day” means any day on which the Common Stock is traded on the NYSE MKT (the “Principal Market”), or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

2.3       Cashless Exercise. In lieu of exercising this Purchase Warrant by payment of cash by wire transfer or a check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the fair market value of this Purchase Warrant (or the portion thereof being exercised), upon the execution, collection and delivery to the Company of the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X = Y(A-B)
A

Where,	X = The number of Shares to be issued to Holder;
Y = The number of Shares for which the Purchase Warrant is being exercised;
A = The fair market value of one Share; and
B = The Exercise Price.

For purposes of this Section 2.3, the fair market value of a Share is defined as follows:

(i)       if the Company’s common stock is traded on a securities exchange, the value shall be deemed to be the closing price on such exchange on the date immediately preceding the date of the exercise form being submitted in connection with the exercise of the Purchase Warrant; or (ii) if the Company’s common stock is actively quoted over-the-counter or another similar electronic securities quotation platform, the value shall be deemed to be the closing bid on the date immediately preceding the date of the exercise form being submitted in connection with the exercise of the Purchase Warrant, or if there is not any closing bid price on such date then the last date for which there was a closing bid. If there is no public market of any kind, the value of a Share shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

2.4       Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend in substantially the following form unless such securities have been registered under the Securities Act of 1933, as amended (the “Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state law. Neither the securities nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law which, in the opinion of counsel to the Company, is available.”

3.            Transfer.

3.1       General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant for a period of one hundred eighty (180) days immediately following the Effective Date to anyone other than: (i) an underwriter or a selected dealer participating in the offering, or (ii) a bona fide officer or partner of any such underwriter or selected dealer, in each case in accordance with FINRA Rule 5110(g)(1), or (b) cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(g)(2). On and after that date that is one hundred eighty (180) days after the Effective Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the original of this Purchase Warrant (or, in lieu thereof, a lost Purchase Warrant affidavit) and payment of all transfer taxes, if any, payable in connection therewith (the “Required Transfer Documents”). The Company shall within five (5) Business Days after receipt of the Required Transfer Documents, transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2       Restrictions Imposed by the Act. The securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received an opinion of counsel reasonably satisfactory to the Company that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

4.            New Purchase Warrants to be Issued.

4.1       Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

4.2       Lost Certificate. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.            Adjustments.

5.1       Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

5.1.1       Share Dividends; Split Ups. If, after the Effective Date, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding shares, and the Exercise Price shall be proportionately decreased.

5.1.2       Aggregation of Shares. If, after the Effective Date, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding shares, and the Exercise Price shall be proportionately increased.

5.1.3       Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 5.1.1 or Section 5.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reorganization or merger or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction, merger or amalgamation, or consolidation, or asset or property sale or transfer, by a holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 5.1.1 or Section 5.1.2, then such adjustment shall be made pursuant to Section 5.1.1, Section 5.1.2 or this Section 5.1.3. The provisions of this Section 5.1.3 shall similarly apply to successive reclassifications, reorganizations, mergers or amalgamations, or consolidations, sales or other transfers.

5.1.4       Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 5.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

5.2       Substitute Purchase Warrant. In case of any consolidation of the Company with, or amalgamation of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares of the Company for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 5. The above provision of this Section 5.2 shall similarly apply to successive consolidations or share reconstructions or amalgamations.

5.3       Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

6.           Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares may then be listed and/or quoted.

7.            Certain Notice Requirements.

7.1       Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 7.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

7.2       Events Requiring Notice. The Company shall be required to give the notice described in Section 7.1 above upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed.

7.3       Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

7.4       Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders:

Air Industries Group
360 Motor Parkway, Suite 100
Hauppauge, New York 11788

 Attn: [__________]

With a copy (which shall not constitute notice) to:

Eaton & Van Winkle LLP

3 Park Avenue, 16th Floor

New York, NY 10016

Attn: Vince McGill, Esq.

8.            Miscellaneous.

8.1       Amendments. The Company and each Holder may from time to time supplement or amend this Purchase Warrant without the approval of any of the other Holders but only in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and such Holder may deem necessary or desirable and that the Company and such Holder reasonably and in good faith deem shall not adversely affect the interest of the other Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

8.2       Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

8.3       Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8.4       Binding Effect. This Purchase Warrant shall inure solely to the benefit of, and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

8.5       Governing Law; Submission to Jurisdiction. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. Any legal suit, action or proceeding arising out of or based upon this Purchase Warrant shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

8.6       Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or nonfulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or nonfulfillment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the _____ day of ___________, 2017.

AIR INDUSTRIES GROUP

By: _____________________________
Name: ___________________________
Title: ____________________________
Agreed and Acknowledged:
[______________________]

By: _____________________________
Name: ___________________________
Title: ____________________________

EXERCISE NOTICE

Form to be used to exercise Purchase Warrant:

Date:                                  , 20

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for Shares of Air Industries Group, a Nevada corporation (the “Company”), and hereby makes payment by a check payable to the order of Company or in cash by wire transfer of $ (at the rate of $ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to purchase Shares pursuant to Section 2.3 of the Purchase Warrant by cashless exercise, with the consideration to be paid for such Shares being equal to the reduction in the number of Shares for which the Purchase Warrant was otherwise exercisable calculated in accordance with the following formula:

X = Y(A-B)
A

Where,	X = The number of Shares to be issued to Holder;
Y = The number of Shares for which the Purchase Warrant is being exercised;
A = The fair market value of one Share; and
B = The Exercise Price.

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its reasonable discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted. The undersigned acknowledges and agrees that the issuance of Shares or, if applicable, a new Purchase Warrant to any person (including any entity) other than the undersigned is subject to the restrictions contained in, and compliance with, Section 3 of the Purchase Warrant.

Signature

Signature Guaranteed

ASSIGNMENT FORM

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:                     ______________________________

(Print in Block Letters)

Address:                ______________________________

______________________________

______________________________

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Purchase Warrant:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, does hereby sell, assign and transfer unto the right to purchase shares of common stock of Air Industries Group, a Nevada corporation (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:                                     , 20

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

EXHIBIT B

Form of Lock-Up Agreement

___________, 2017

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

As Representative of the several
Underwriters to be named in the

within-mentioned Underwriting Agreement

Re: Air Industries Group – Registered Public Offering of Common Stock

Dear Sirs:

In order to induce Roth Capital Partners, LLC (the “Representative”) to enter into a certain underwriting agreement (the “Underwriting Agreement”) with Air Industries Group, a Nevada corporation (the “Company”), with respect to a registered public offering of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), the undersigned hereby agrees that for a period (the “Lock-Up Period”) commencing on the date hereof and continuing through the close of trading on the date ninety (90) days following the effective date of such registered public offering, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) sell, assign, transfer, pledge, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for sale (including any short sale), right or warrant to purchase, lend, establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of, or enter into any transaction which is designed to or could be expected to result in the disposition of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated by the Securities and Exchange Commission from time to time (such shares or securities, the “Beneficially Owned Shares”)), or publicly announce any intention to do any of the foregoing, other than the exercise of options or warrants so long as there is no sale or disposition of the Common Stock underlying such options or warrants during the Lock-Up Period, (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.

In addition, notwithstanding the foregoing, the restrictions set forth herein shall not apply to the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided however, that the restrictions shall apply in full force to sales pursuant to the trading plan during the Lock-Up Period. Furthermore, notwithstanding anything herein to the contrary, this lock up will not apply to the sale of shares of Common Stock pursuant to a trading plan that complies with Rule 10b5-1 and existing on the date of this Lock-Up Agreement.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as the same may be amended or supplemented from time to time, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Beneficially Owned Shares in the transactions listed as clauses (i) - (vi) below without the prior written consent of the Representative, provided that (1) prior to each such transfer, the Representative shall have received a duplicate form of this Lock-Up Agreement executed and delivered by each donee, trustee, distributee or transferee, as the case may be, (2) no such transfer shall involve a disposition for value, (3) each such transfer (other than transfers under clauses (ii) and (v) below) shall not be required to be reported as a reduction in beneficial ownership in any public report, announcement or filing made or to be made with the Securities and Exchange Commission or otherwise during the Lock-Up Period and (4) the undersigned does not otherwise voluntarily effect any public filing, announcement or report regarding any such transfer during the Lock-Up Period:

(i)	as a bona fide gift or gifts;

(ii)	by operation of law, including pursuant to a qualified domestic order or in connection with a divorce settlement;

(iii)	to the immediate family of the undersigned;

(iv)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(v)	to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or

(vi)	to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned.

This Lock-Up Agreement shall not apply to: (i) the transfer of Beneficially Owned Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control (as hereinafter defined) of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Beneficially Owned Securities owned by the undersigned shall remain subject to the restrictions contained herein; (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the registered public offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions; or (iii) transfers to the Company in connection with the exercise of options or warrants on a “cashless” or “net exercise” basis or to cover tax withholding obligations, provided that any related filing under Section 16(a) of the Exchange Act reporting a disposition of shares of Common Stock made in connection with such exercise shall contain a description of the transaction and indicate that the disposition was made as part of such exercise or to cover tax withholding obligations in connection therewith.

This Lock-Up Agreement shall automatically terminate upon the earlier of (i) September 30, 2017, in the event that no shares of Common Stock have been sold pursuant to the registered public offering by such date, (ii) the termination of the Underwriting Agreement if such agreement is terminated prior to the Firm Shares Closing Date (as such term is defined in the Underwriting Agreement) in accordance with its terms, (iii) the Representative, on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have or it has, as the case may be, determined not to proceed with the registered public offering, and (iv) the consummation of a “change of control” of the Company, meaning (a) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifty percent (50%) of either (i) the then outstanding shares of Common Stock of the Company; or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(Remainder of page intentionally left blank. Signature page to follow.)

This Lock-Up Agreement has been executed as of the date first written above.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)

EXHIBIT C

Form of Eaton & Van Winkle LLP Opinion

a.           Each of the Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation (based solely on certificates of public officials as of a recent date).

b.           The Company and each of its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Statutory Prospectus and the Prospectus. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the Representative’s Warrant and to issue and sell the Shares and the Representative’s Securities.

c.           The Shares and the Representative’s Securities to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and the Representative’s Warrant and, when issued and delivered by the Company pursuant to this Agreement or the Representative’s Warrant as the case may be against payment of the consideration set forth herein or therein, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares and the Representative’s Securities by the Company is not subject to any preemptive rights of any security holder of the Company pursuant to the Company’s Articles of Incorporation or amended and restated by-laws, any agreement incorporated by reference into the Registration Statement, the Statutory Prospectus or the Prospectus, or to such counsel’s knowledge any other agreement. To such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Articles of Incorporation or amended and restated by-laws. The Common Stock, the Shares and the Representative’s Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Articles of Incorporation or amended and restated by-laws of the Company and the requirements of the NYSE MKT. To such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement.

d.           This Agreement and the Representative’s Warrant have been duly and validly authorized, executed and delivered by the Company.

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e.           To counsel’s knowledge, neither the execution, delivery and performance of this Agreement or the Representative’s Warrant by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed, trust, note, agreement or instrument filed as an Exhibit in any filings made by the Company with the SEC and to which the Company or any subsidiary is a party or by which either the Company or any subsidiary or any of its assets or properties or businesses is bound (except such counsel shall express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination), or violate any franchise, license, permit, judgment, decree, order of which such counsel is aware, or violate any provision of the charter or amended and restated by-laws of the Company or any subsidiary.

f.            To such counsel’s knowledge, no consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement or the Representative’s Warrant by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters or the rules and regulations of FINRA or NYSE MKT.

g.           To such counsel’s knowledge, without review of court records or litigation dockets, there is not any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and is not so disclosed.

h.           The statements in the Statutory Prospectus and the Prospectus under the captions “Description of Capital Stock” and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present in all material respects the information with respect to such documents and matters.

i.            The Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and each amendment thereto (except for the financial statements and schedules and other statistical financial or accounting data included therein or omitted therefrom, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and any further amendment to any such incorporated document made by the Company (except for the financial statements and schedules and other statistical financial or accounting data included therein or omitted therefrom, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

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j.            The Registration Statement was declared effective under the Securities Act on ___________, 2017 and, to such counsel’s knowledge (A) no stop order suspending the effectiveness of the Registration Statement has been issued and (B) no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any amendment thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

k.           The Shares have been approved for listing on the NYSE MKT, subject to notice of issuance.

l.            The Company is not and immediately after application of proceeds as described in the Prospectus will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel reasonably satisfactory to the Representative as to matters which are governed by laws other than the laws of the State of New York and the State of Nevada and the Federal laws of the United States. Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and related matters were discussed and, although there is no assurance that all material facts were disclosed to such counsel or that such counsel’s familiarity with the Company or its business is such that such counsel would have necessarily recognized the materiality of such facts, and although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion), the Statutory Prospectus, the General Disclosure Package and any Issuer Free Writing Prospectus on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective and at the time of the latest amendment thereto (except with respect to the financial statements and notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended (except with respect to the financial statements, notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need make no statement) on the date thereof contained or as of the date hereof contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Statutory Prospectus and the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except with respect to the financial statements, notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need express no belief).

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